VIRTUS Vontobel Global Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.9%
Communication Services—7.6%
Alphabet, Inc. Class C (United States)(1)	6,534	$16,376
Tencent Holdings Ltd. (China)	128,416	9,659
Walt Disney Co. (The) (United States)(1)	44,160	7,762
		33,797

Consumer Discretionary—18.1%
Alibaba Group Holding Ltd. (China)(1)	289,362	8,199
Amazon.com, Inc. (United States)(1)	6,090	20,951
Booking Holdings, Inc. (Netherlands)(1)	4,670	10,218
EssilorLuxottica SA (France)	32,277	5,957
Flutter Entertainment plc (Ireland)(1)	58,970	10,677
LVMH Moet Hennessy Louis Vuitton SE (France)	8,878	6,961
NIKE, Inc. Class B (United States)	75,706	11,696
Ross Stores, Inc. (United States)	41,250	5,115
		79,774

Consumer Staples—11.6%
Coca-Cola Co. (The) (United States)	255,250	13,812
Heineken NV (Netherlands)	102,366	12,405
Nestle S.A. Registered Shares (Switzerland)	145,957	18,176
Unilever plc (United Kingdom)	113,015	6,615
		51,008

Financials—9.3%
Berkshire Hathaway, Inc. Class B (United States)(1)	36,633	10,181
CME Group, Inc. Class A (United States)	79,354	16,877
Housing Development Finance Corp., Ltd. (India)	415,081	13,822
		40,880

Health Care—13.0%
Abbott Laboratories (United States)	79,595	9,227
Becton Dickinson and Co. (United States)	36,950	8,986
Boston Scientific Corp. (United States)(1)	248,670	10,633
Hoya Corp. (Japan)	74,159	9,833
Intuitive Surgical, Inc. (United States)(1)	4,895	4,502
UnitedHealth Group, Inc. (United States)	35,381	14,168
		57,349

Industrials—8.3%
Ashtead Group plc (United Kingdom)	88,611	6,575
Otis Worldwide Corp. (United States)	79,421	6,494
Rentokil Initial plc (United Kingdom)	933,522	6,392
Safran SA (France)	29,569	4,099
Teleperformance (France)	15,240	6,186
Wolters Kluwer NV (Netherlands)	67,387	6,770
		36,516

	Shares	Value

Information Technology—29.6%
Adobe, Inc. (United States)(1)	13,648	$7,993
Keysight Technologies, Inc. (United States)(1)	58,734	9,069
Mastercard, Inc. Class A (United States)	50,233	18,340
Microsoft Corp. (United States)	92,949	25,180
PayPal Holdings, Inc. (United States)(1)	43,342	12,633
Samsung Electronics Co., Ltd. (South Korea)	135,687	9,723
ServiceNow, Inc. (United States)(1)	13,688	7,522
Synopsys, Inc. (United States)(1)	16,215	4,472
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	74,635	8,968
Tata Consultancy Services Ltd. (India)	100,592	4,528
Teradyne, Inc. (United States)	36,156	4,844
Visa, Inc. Class A (United States)	73,429	17,169
		130,441

Materials—2.4%
Air Liquide SA (France)	37,357	6,541
Sherwin-Williams Co. (The) (United States)	14,998	4,086
		10,627

Total Common Stocks (Identified Cost $268,116)		440,392

Total Long-Term Investments—99.9% (Identified Cost $268,116)		440,392

TOTAL INVESTMENTS—99.9% (Identified Cost $268,116)		$440,392
Other assets and liabilities, net—0.1%		598
NET ASSETS—100.0%		$440,990

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	62%
Netherlands	7
France	6
United Kingdom	5
India	4
Switzerland	4
China	4
Other	8
Total	100%
† % of total investments as of June 30, 2021.
See Notes to Schedule of Investments

VIRTUS Vontobel Global Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
The following table summarizes the  market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of  Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$440,392	$440,392
Total Investments	$440,392	$440,392
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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